SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 3, 2003

I-many, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30883	01-0524931
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

399 Thornall Street, 12th Floor Edison, NJ	08837
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (207) 774-3244

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events and Required FD Disclosure.

I-many, Inc., a Delaware corporation (“I-many”), is filing this current report on Form 8-K for the purpose of filing with the Securities and Exchange Commission an amendment to its asset purchase agreement with Neoforma, Inc. (NASDAQ: NEOF) and Neocars Corporation. The sale, which is subject to approval by I-many’s stockholders and satisfaction of other customary closing conditions, is expected to be completed in the fourth quarter of 2003.

A copy of the First Amendment to Asset Purchase Agreement has been filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 7.    Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description
10.1	First Amendment to Asset Purchase Agreement, dated as of September 3, 2003, among I-many, Inc., Neoforma, Inc., and Neocars Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

I-MANY, INC.

Date: September 5, 2003	By:	/s/ ROBERT G. SCHWARTZ, JR.
Robert G. Schwartz, Jr. Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Amendment to Asset Purchase Agreement, dated as of September 3, 2003, among I-many, Inc., Neoforma, Inc., and Neocars Corporation.

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